EXHIBIT T3F

                             CROSS-REFERENCE TABLE*




Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------

310(a)(1).............................................................7.10
    (a)(2)............................................................7.10
    (a)(3)............................................................N.A.
    (a)(4)............................................................N.A.
    (a)(5)............................................................7.10
    (b)...............................................................7.10
    (c)...............................................................N.A.
311(a)................................................................7.11
    (b)...............................................................7.11
    (c)...............................................................N.A.
312(a)................................................................3.06
    (b)..............................................................11.03
    (c)..............................................................11.03
313(a)................................................................7.06
    (b)(1)............................................................N.A.
    (b)(2)............................................................7.06
    (c)........................................................7.06, 11.02
    (d)...............................................................7.06
314(a)..........................................................4.08, 4.18
    (b)...............................................................N.A.
    (c)(1)...........................................................11.04
    (c)(2)...........................................................11.04
    (c)(3)...........................................................11.04
    (d)...............................................................N.A.
    (e)..............................................................11.05
    (f)...............................................................7.01
315(a).........................................................7.05, 11.02
    (b)............................................................7.01(a)
    (c)............................................................7.01(c)
    (d)............................................................7.01(c)
    (e)...............................................................6.11
316(a)................................................................N.A.
    (a)(1)(A).........................................................6.05
    (a)(1)(B).........................................................6.04
    (a)(2)............................................................N.A.
    (b)...............................................................6.07
    (c)............................................................9.04(b)
317(a)(1).............................................................6.08
    (a)(2)............................................................6.09
    (b)...............................................................3.05
318(a)...............................................................11.01

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"N.A." means not applicable.
*This Cross-Reference Table is not part of the Indenture.

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